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                                                                   EXHIBIT 99.2

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                                 ALLWASTE, INC.

                                      AND

                             PHILIP SERVICES CORP.


                                       TO


                    TEXAS COMMERCE TRUST COMPANY OF NEW YORK
                                   as Trustee



                               _________________



                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of July 30, 1997



                               _________________



         Supplementing and Amending Indenture Dated as of June 1, 1989




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                 THIS FIRST SUPPLEMENTAL INDENTURE, dated as of July 30, 1997
(this "Supplemental Indenture"), but effective as of 12:01 a.m. on July 31, 1997, is by and among Allwaste, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called "Allwaste"), having its principal executive office at 5151 San Felipe Road, Suite 1600, Houston, Texas 77056, Philip Services Corp., a corporation duly organized and existing under the laws of the Province of Ontario, Canada (herein called "Philip"), having its principal executive office at 100 King Street, P.O. Box 2440, LCD1, Hamilton, Ontario, Canada L8N 4J6, and Texas Commerce Trust Company of New York, a trust company organized under the laws of the State of New York, as Trustee (herein called the "Trustee").

                        RECITALS OF ALLWASTE AND PHILIP

                 Allwaste has executed and delivered to the Trustee its Indenture, dated as of June 1, 1989 (herein called the "Indenture"), to provide for the issuance from time to time of up to $30 million principal amount of 7 1/4% Convertible Subordinated Debentures due 2014 (the "Debentures"), as provided in the Indenture.

                 Pursuant to the Indenture, Allwaste has issued such Debentures, approximately $28.9 million of which are currently outstanding. No other securities have been issued pursuant to the Indenture.

                 Pursuant to a Certificate of Merger filed on July 30, 1997, which is effective as of 12:01 a.m. on July 31, 1997 (the "Merger Date"), Philip/Atlas Merger Corp., a Delaware corporation and a wholly owned subsidiary of Taro Aggregates Ltd., an Ontario corporation and wholly owned subsidiary of Philip ("Taro"), was merged with and into Allwaste pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Merger"), as a result of which Allwaste became a wholly owned subsidiary of Taro.

                 Each share of common stock of Allwaste which was issued and outstanding immediately prior to the Merger was, by virtue of the Merger and without any action on the part of the holder thereof, converted into 0.611 common shares, no par value, of Philip ("Philip Shares").

                 In connection with the Merger, Allwaste and Philip, pursuant to appropriate resolutions of their respective Boards of Directors, have duly determined to make, execute and deliver to the Trustee this Supplemental Indenture in order to reflect the results of the Merger as required by the Indenture and to provide for Philip to become a co-obligor with respect to certain obligations of Allwaste arising under the Indenture and the Debentures.

                 Pursuant to Sections 12.01 and 14.06 of the Indenture, Allwaste, as the survivor to the Merger, is required to execute and deliver to the Trustee an indenture supplemental to the Indenture in connection with the Merger.





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                 Section 11.01 of the Indenture provides that, without the
consent of any holders, Allwaste and the Trustee may enter into a supplemental indenture (i) to evidence the succession of another corporation to Allwaste and an adjustment in the conversion price pursuant to Section 14.06 of the Indenture or (ii) to cure any ambiguity, or amend such other provisions in regard to matters or questions arising under the Indenture, provided such action does not adversely affect the interests of the holders of the Debentures, and Allwaste has determined that this Supplemental Indenture may therefore be entered into without the consent of any holder in accordance with
Section 11.01 of the Indenture.

                 Allwaste and Philip have duly authorized the execution and delivery of this Supplemental Indenture and all things necessary have been done to make this Supplemental Indenture a valid agreement of Allwaste and Philip, in accordance with its terms.

            NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

                 For and in consideration of the premises, it is mutually agreed, for the equal and proportionate benefit of the respective holders from time to time of the Debentures or of any series thereof, as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.01.  Definitions.

                 Capitalized terms used but not defined in this Supplemental Indenture have the respective meanings assigned to them in the Indenture.

                                  ARTICLE TWO

                           CONCERNING THE DEBENTURES

Section 2.01.    Conversion Privilege.

                 The holder of each Debenture outstanding on the date hereof shall have the right from and after the date hereof, during the period such Debenture shall be convertible as specified in Section 14.01 of the Indenture, to convert such Debenture only into the number of Philip Shares, and cash in lieu of fractional Philip Shares, which such holder would been entitled to receive upon the consummation of the Merger if had held the number of shares of Common Stock of the Company issuable upon conversion of such Debenture immediately prior to the Merger, subject to adjustment as provided in Section
2.02 below.




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Section 2.02.    Conversion Price.

                 The price at which Philip Shares shall be delivered upon conversion of Debentures (herein called the "conversion price") shall be the price specified in relation to the Debentures pursuant to Section 14.01 of the Indenture, as adjusted in accordance with Article Fourteen of the Indenture prior to the Merger. As of the date of this Supplemental Indenture, the conversion price is $19.5376 per Philip Share. For events subsequent to the effective date of this Supplemental Indenture, the conversion price shall be adjusted in a manner as nearly equivalent as may be practical to the adjustments provided for in Article Fourteen of the Indenture.

Section 2.03.    Philip as a Co-Obligor.

                 Allwaste, Philip and the Trustee hereby agree that as of the effective date of this Supplemental Indenture, Philip shall become a co-obligor with Allwaste under the Indenture, as modified by this Supplemental Indenture, and the Debentures, and shall be jointly and severally liable with Allwaste for the due and punctual payment of the principal of and premium, if any, and interest on the Debentures, as fully and effectively as Philip had originally been an obligor under such Debentures; provided, however, that Philip is not assuming, or becoming a co- obligor for, the performance of any other covenant or condition of the Indenture to be performed or observed by Allwaste, or any other obligation or liability of Allwaste under the Indenture, the Debentures or any other securities other than such payments and, provided further, that the obligations of Philip under the Indenture, as supplemented by this Supplemental Indenture, and the Debentures for the payment of principal of (including any sinking fund payment) and premium, if any, and interest on each and all of the Debentures is hereby expressly subordinated, to the extent and in the manner set forth in Article Three of the Indenture, to prior payment and/or cancellation (as shall be appropriate) in full of all Senior Indebtedness, as if the reference to the "Company" in such Article Three and in the definition of Senior Indebtedness, and in other applicable definitions, as necessary, were to Philip.

                                 ARTICLE THREE

                             CONCERNING THE TRUSTEE

Section 3.01.  Terms and Conditions.

                 The Trustee accepts this Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions herein and in the Indenture set forth.

Section 3.02.  No Responsibility.

                 The Trustee shall not be responsible in any manner whatsoever for or in respect of (i) the validity or sufficiency of this Supplemental Indenture, the authorization or permissibility of this Supplemental Indenture pursuant to the terms of the Indenture or the due execution thereof by Allwaste or Philip or (ii) the recitals herein contained, all such recitals being made by Allwaste and




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Philip.  The Trustee shall not be responsible in any manner to determine the correctness of provisions contained in this Supplemental Indenture relating either to the kind or amount of securities receivable by holders of Debentures upon the conversion of their Debentures after the Merger or to any adjustment provided herein.

                                  ARTICLE FOUR

                    EFFECT OF EXECUTION AND DELIVERY HEREOF

                 From and after the execution and delivery of this Supplemental Indenture, (i) the Indenture shall be deemed to be amended and modified as provided herein, (ii) this Supplemental Indenture shall form a part of the Indenture, (iii) except as modified and amended by this Supplemental Indenture, the Indenture shall continue in full force and effect, (iv) the Debentures shall continue to be governed by the Indenture, as modified and amended by this Supplemental Indenture and (v) every holder of Debentures heretofore and hereafter authenticated and delivered under the Indenture shall be bound by this Supplemental Indenture.

                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

Section 5.01.  Headings Descriptive.

                 The headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Supplemental Indenture.

Section 5.02.  Rights and Obligations of the Trustee.

                 All of the provisions of the Indenture with respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this Supplemental Indenture as fully and with the same effect as if set forth herein in full.

Section 5.03.  Successors and Assigns.

                 This Supplemental Indenture shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and the holders of any Debentures then outstanding.

SECTION 5.04.  Counterparts.

                 This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.





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SECTION 5.05.  Governing Law.

                 THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       ALLWASTE, INC.


Attest:                                By: /s/ Robert M. Chiste
                                          ---------------------------------
                                           Name:  Robert M. Chiste
                                           Title:  President
By: /s/ William L. Fiedler
   ------------------------------
    Name:  William L. Fiedler
    Title:  Secretary


                                       PHILIP SERVICES CORP.


                                       By: /s/ Marvin Boughton
                                          ---------------------------------
                                           Name:  Marvin Boughton
                                           Title:  Chief Financial Officer


                                       By:  /s/ Colin H. Soule
                                           --------------------------------
                                           Name:  Colin H. Soule
                                           Title:  Executive Vice President


                                           TEXAS COMMERCE TRUST COMPANY
                                              OF NEW YORK


Attest:                                By: /s/ Steven Patterson
                                          ---------------------------------
                                              Name: Steven Patterson
                                              Title: Senior Vice President
By: /s/ Michael A. Eggert
   ------------------------------
Name:  Michael A. Eggert
Title:  Vice President





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STATE OF TEXAS         )
HARRIS COUNTY          )

                 On the 30th day of July, 1997, before me personally came Robert M. Chiste, to me known, who, being by me duly sworn, did depose and say that he is President of Allwaste, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                             /s/ Karen Mickelson
                                             ---------------------------------


PROVINCE OF ONTARIO   )
CITY OF HAMILTON      )

                 On the 25th day of July, 1997, before me personally came Colin Soule and Marvin Boughton, to me known, who, being by me duly sworn, did depose and say that they are the Executive Vice President and Chief Financial Officer of Philip Services Corp., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that they signed their name thereto by like authority.


                                             /s/ Anna Ventresca
                                             ---------------------------------


STATE OF TEXAS       )
COUNTY OF HARRIS     )

                 On the 5th day of August, 1997, before me personally came Steven Patterson, to me known, who, being by me duly sworn, did depose and say that he is Senior Vice President of Texas Commerce Trust Company of New York, one of the organizations described in and which executed the foregoing instrument; that he knows the seal of said trust company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said trust company; and that he signed his name thereto by like authority.


                                             /s/ Randa Jeane Hill
                                             ---------------------------------




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